                                                              RATE CAP TRANSACTION CONFIRMATION

Date:                         June 29, 2006
To:                           RALI Series 2006-QS7 Trust, acting through Deutsche Bank Trust Company Americas, not in its individual capacity but solely in its capacity as Trustee for the benefit of the
                              RALI Series 2006-QS7 Trust ("Counterparty")
Address:                      Deutsche Bank Trust Company country-regionplaceAmericas
                              1761 East St. Andrew Place
                              Santa Ana, California 92705-4934
Fax:                          714-656-2630
Attention:                    Alex Paez
From:                         Wachovia Bank, N.A. ("Wachovia")
Ref. No:                      1486604, 1486606 (Formerly 1485379, 1485380)

Dear Sir or Madam:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives
Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and
Derivatives Association, Inc. are incorporated into this Confirmation.  Party A and Party B have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form
(the "Form Master Agreement") but, rather, a Form Master Agreement shall be deemed to have been executed by Party A and Party B on the date we entered into the Transaction.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  For purposes of this Transaction, any capitalized and undefined terms contained herein (other than the capitalized terms the definitions of which are contained in the Definitions) shall have the meanings ascribed  to them in the Terms capitalized but not defined herein shall have the meaning attributed to them in the Series Supplement dated as of June 1, 2006 to the Standard
Terms of the Pooling and Servicing Agreement, dated as of March 1, 2006 among Residential Accredit Loans, Inc. as
Depositor, Residential Funding Corporation as Master Servicer and Deutsche Bank Trust Company Americas as Trustee
(collectively, the "Pooling and Servicing Agreement).

1. The terms of the particular Transaction to which the Confirmation relates are as follows:
Transaction Type:                         Rate Cap
Currency for Payments:                    U.S. Dollars
Notional Amount:                          For a Calculation Period, the amount set forth opposite that Calculation
                                          Period on Attachment I hereto
Term:
      Trade Date:                         June 29, 2006
      Effective Date:                     June 29, 2006
      Termination Date:                   August 25, 2010
Fixed Amount:
      Fixed Amount Payer:                 Citigroup Global Markets, Inc.
      Fixed Amount:                       USD 618,650.00
      Payment Date:                       June 29, 2006
Floating Amounts:
      Floating Rate Payer:                Wachovia
      Cap Rate:                           5.60%
      Period End Dates:                   Monthly on the 25th of each month commencing July 25, 2006, through and including the Termination Date; No Adjustment.
      Payment Dates:                      2 New York Banking Days before Period End Dates
      Business Day Convention:            Following
      Business Day:                       New York
      Floating Rate for initial
      Calculation Period:                 Determined two London Banking Days prior to the Effective Date
      Floating Rate Option:               USD-LIBOR-BBA
      Designated Maturity:                1 Month
      Spread:                             None
      Floating Rate Day
      Count Fraction:                     30/360
      Floating Rate determined:           Two London Banking Days prior to each Reset Date.
      Reset Dates:                        The first day of each Calculation Period.
      Rounding Convention:                5 decimal places per the ISDA Definitions.
      Compounding:                        Inapplicable
      Floating Rate Option:               USD-LIBOR-BBA, provided, however, the Relevant Rate for a Reset Date shall be determined on the day that is two London Banking Days preceding such
                                          Reset Date and if the Floating Rate Option for a Calculation Period is
                                          greater than 9.10% then the Floating Rate Option for such Calculation Period shall be deemed 9.10%

2. The additional provisions of this Confirmation are as follows:
Calculation Agent:                        Wachovia
Payment Instructions:                     Wachovia Bank, N.A.
                                          CIB Group,ABA 053000219
                                          Ref: Derivative Desk (Trade No: 1486604, 1486606)
                                          Account #: 04659360006116
Wachovia Contacts:                        Settlement and/or Rate Resets:
                                          1-800-249-3865
                                          1-704-383-8429
                                          Documentation:
                                          Tel:  (704) 383-4599
                                          Fax:  (704) 383-9139
                                          Collateral:
                                          Tel:  (704) 383-9529
                                          Please quote transaction reference number.
Payments to Counterparty:                 Deutsche Bank Trust Company country-regionplaceAmericas
                                          ABA:  021-001-033
                                          A/C #: 01419663
                                          A/C Name: NYLTD FUNDS CONTROL - STARS WEST
                                          Ref: RALI 2006-QS7 CAP FUNDS
3.  Offices.

         The Office of Party A for this Transaction is:       Charlotte, North Carolina

         The Office of Party B for this Transaction is:       Santa Ana, California

4.  Additional Provisions.

         (a)      Fully-Paid  Transactions.  If at any time  and so long as one of the  parties  to the Form  Master
Agreement ("X") shall have satisfied in full all its payment and delivery  obligations  under Section 2(a)(i) of the
Form Master  Agreement and shall at the time have no further payment or delivery  obligations,  whether  absolute or contingent,  under such Section,  then unless the other party ("Y") is required pursuant to appropriate  proceedings to return to X or  otherwise  returns to X (upon  demand of X, or  otherwise)  any  portion  of any such  payment or delivery:  (i) the  occurrence  of an event  described in Section 5(a),  excluding  Section  5(a)(vii),  of the Form
Master  Agreement  with respect to X shall not  constitute an Event of Default or a Potential  Event of Default with respect to X as the  Defaulting  Party;  and (ii) Y shall be entitled to  designate  an Early  Termination  Date (a)
pursuant to Section 5 below  and/or (b) pursuant to Section 6 of the Form Master  Agreement  only as a result of the occurrence of a Termination  Event set forth in Section  5(b)(i) of the Form Master  Agreement  with respect to Y as the Affected Party.

         (b)      Downgrade of Party A. If a Ratings  Event (as defined  below) shall occur and be  continuing  with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings  Event,  give notice to Party B of the  occurrence  of such  Ratings  Event,  and (B) use  reasonable  efforts to transfer  (at its own cost) Party A's rights and  obligations  hereunder to another  party,  subject to  satisfaction  of the Rating Agency  Condition (as defined  below).  Unless such a transfer by Party A has occurred  within 30 Business Days after the  occurrence of a
Ratings Event, Party A shall immediately,  at its own cost, post Eligible  Collateral (as designated in the approved
Credit Support Annex), to secure Party B's exposure or potential  exposure to Party A, and such Eligible  Collateral shall be provided in  accordance  with a Credit  Support  Annex to be attached  hereto and made a part  hereof.  The
Eligible  Collateral to be posted and the Credit Support Annex to be executed and delivered  shall be subject to the
Rating Agency  Condition.  Party A's obligations to post Eligible  Collateral  under such Credit Support Annex shall remain  in  effect  only for so long as a Ratings  Event is  continuing  with  respect  to Party A. For the  purpose hereof,  a "Ratings Event" shall occur with respect to Party A if the long-term  unsecured and  unsubordinated  debt rating is reduced  below "A+" by S&P,  Party A's  short-term  unsecured  and  unsubordinated  debt rating is reduced below "A-1" by S&P, or if such  short-term  debt rating is below "A-1" or it does not have a short-term  debt rating or its Credit Support  Provider cease to be at least A-1 by Standard & Poor's Ratings  Service  ("S&P") and at least
A1 and P-1 by Moody's Investors Service,  Inc.  ("Moody's") and at least A and F1 by Fitch, Inc.  ("Fitch"),  to the extent such obligations are rated by S&P, Moody's and Fitch.  "Rating Agency  Condition"  means, with respect to any action taken or to be taken,  a condition  that is satisfied  when S&P,  Moody's and Fitch have confirmed in writing that such action would not result in the downgrade,  qualification  (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the  applicable  class of  Certificates.  Notwithstanding  the  foregoing,  in the event the long-term  senior  unsecured  ratings of Party A or its Credit Support  Provider cease to be at least BBB-
by S&P,  to the  extent  such  obligations  are  rated  by S&P,  Party A  shall,  within  10  Business  Days of such occurrence,  transfer  (at its own cost)  its  rights  and  obligations  hereunder  to  another  party,  subject  to satisfaction of the Rating Agency Condition.

5.  Additional Termination Event.

         The failure by Party A to post Eligible  Collateral  in accordance  with Section 4(b) hereof or to transfer its rights and obligations  hereunder shall  constitute an Additional  Termination  Event for which Party A shall be the sole Affected Party.

6.  Waiver of Right to Trial by Jury.

         EACH  PARTY  HEREBY  IRREVOCABLY  WAIVES  ANY AND ALL  RIGHTS  TO TRIAL BY JURY WITH  RESPECT  TO ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

7.  Eligible Contract Participant.

         Each party  represents  to the other  party that it is an  "eligible  contract  participant"  as defined in
Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

8  Multibranch Party.

         For purpose of Section 10(c) of the Form Master Agreement:  (a) Party A is not a Multibranch Party; and (b)
Party B is not a Multibranch Party.

9.  Other Provisions.

         (a)      Calculation Agent. If applicable, the Calculation Agent is Party A.

         (b)      Addresses for notices.  For purposes of Section 12(a) of the Form Master  Agreement  shall be sent to a party as provided for below.

         With respect to Party A:

                      Address:      Wachovia Bank, N.A.
                                    301 South College Street, DC-8
                                    Charlotte, NC  28202-0600
                                    Attention:       Bruce M. Young
                                                     Senior Vice President, Risk Management
                                    Facsimile No.: 704-383-0575
                                    Telephone No.: 704-383-8778

                                    (For all purposes)

         With respect to Party B:

                      Address:      Deutsche Bank Trust Company Americas
                                    1761 East St. Andrew Place
                                    Santa Ana, California 92705-4934

                      with a copy to:

                      Address:      Residential Funding Corporation & Residential Accredit Loans, Inc.
                                    8400 Normandale Lake Blvd.
                                    Minneapolis, MN 55437
                                    Attention: Rory Bluhm
                                    Facsimile No.: 952-838-4834
                                    Telephone No.: 952-857-7042

                                    (For all purposes)

         (c)      For the  purpose of  Section  13(c) of the Form  Master  Agreement:  (i) Party A  appoints  as its
Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

         (d)      Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

         (e)      Party A may assign or transfer its rights and  obligations  hereunder to any entity so long as the
Rating Agency  Condition is satisfied.  This Transaction  shall not be amended or modified  pursuant to Section 9(b)
of the Form Master Agreement unless the Rating Agency Condition is satisfied.

         (f)      Payer Representations.  For the purpose of Section 3(e) of the Form Master Agreement,  Party A and
Party B make the following representation:

                  It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of  any  relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of this
         Form Master  Agreement)  to be made by it to the other party  under this Form Master  Agreement.  In making this  representation,  it may rely on (i) the  accuracy  of any  representations  made by the  other  party pursuant to Section 3(f) of this Form Master  Agreement,  (ii) the satisfaction of the agreement  contained in Section  4(a)(i) or 4(a)(iii) of this Form Master  Agreement and the accuracy and  effectiveness  of any document  provided  by the other  party  pursuant  to Section  4(a)(i)  or  4(a)(iii)  of this Form  Master
         Agreement and (iii) the  satisfaction of the agreement of the other party contained in Section 4(d) of this
         Form Master  Agreement,  provided that it shall not be a breach of this  representation  where  reliance is placed on clause (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) by reason of material prejudice to its legal or commercial position.

         (g)      Payee Representations.  For the purpose of Section 3(f) of the Form Master Agreement,  Party A and
         Party B make the following representations:

         The following  representation  applies to Party A: Party A is a national banking  association  organized or formed under the laws of the country-regionUnited  States and is a country-regionUnited States resident for
         placecountry-regionUnited States federal income tax purposes.

         The  following  representation  applies to Party B: Party B is a common law trust  formed under the laws of the State of StateplaceNew York.

(h)      For the purpose of Section 4(a)(i) and (ii) of the Form Master Agreement,  each Party agrees to deliver the following documents as applicable:

(a)      Tax forms, documents or certificates to be delivered are:-

       PARTY REQUIRED
         TO DELIVER
          DOCUMENT

------------------------------ ---------------------------------------- -------------------------

                                           FORM/DOCUMENT/                    DATE BY WHICH
                                             CERTIFICATE                    TO BE DELIVERED
============================== ======================================== =========================
============================== ======================================== =========================
Party B.                       An executed U.S. Internal Revenue        (i) Before the first
                               Service Form W-9 (or any successor       Payment Date hereunder,
                               thereto)                                 (ii) promptly upon
                                                                        reasonable demand by
                                                                        Party A and (iii)
                                                                        promptly upon learning
                                                                        that any such form
                                                                        previously provided to
                                                                        Party A has become
                                                                        obsolete or incorrect.
------------------------------ ---------------------------------------- -------------------------
(b)      Other documents to be delivered are:

       PARTY REQUIRED
         TO DELIVER
          DOCUMENT

------------------------------ ---------------------------------------- ------------------------- -----------------------
                                                                                                        COVERED BY
                                           FORM/DOCUMENT/                    DATE BY WHICH             SECTION 3(D)
                                             CERTIFICATE                    TO BE DELIVERED           REPRESENTATION
============================== ======================================== ========================= =======================
============================== ======================================== ========================= =======================
Party A and Party B.           Incumbency certificate or other          Concurrently with the              Yes.
                               documents evidencing the authority of    execution of this
                               the party entering into this agreement   agreement or of any
                               or any other document executed in        other documents
                               connection with this agreement.          executed in connection
                                                                        with this agreement.
------------------------------ ---------------------------------------- ------------------------- -----------------------
------------------------------ ---------------------------------------- ------------------------- -----------------------
Party B.                       Copy of each report delivered under      Upon availability.                 Yes.
                               the Pooling and Servicing Agreement
                               and/or any other Transaction Document.
------------------------------ ---------------------------------------- ------------------------- -----------------------
------------------------------ ---------------------------------------- ------------------------- -----------------------
Party A                        Legal opinion from counsel  concerning   Within 2 New York                  No.
                               due authorization, enforceability and    Business Days of the
                               related matters, addressed to the        execution of this
                               other party and acceptable to the        agreement.
                               other party.
------------------------------ ---------------------------------------- ------------------------- -----------------------
------------------------------ ---------------------------------------- ------------------------- -----------------------
Party A and Party B            Certified copies of all corporate,       Upon execution and                 Yes.
                               partnership, trust or membership         delivery of this
                               authorizations, as the case may be,      agreement.
                               and any other documents with respect
                               to the execution, delivery and
                               performance of this agreement.
------------------------------ ---------------------------------------- ------------------------- -----------------------

(i)      Governing  Law.  The  parties  to this Form  Master  Agreement  hereby  agree  that the law of the State of
StateNew  York shall  govern  their rights and duties in whole,  without  regard to the  conflict of law  provisions thereof other than Stateplacenew York General Obligations Law Sections 5-1401 and 5-1402.

(j)      "Affiliate" will have the meaning specified in Section 14 of the Form Master Agreement;  provided, however, that Party A and Party B shall be deemed not to have any Affiliates  except for purposes of Section  6(b)(ii) of the
Form Master Agreement.

(k)      Consent to Recording.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time,  by the other party of any and all  communications  between  officers  or  employees  of the  parties, waives any further notice of such  monitoring or recording,  and agrees to notify its officers and employees of such monitoring or recording.

(l)      Party A hereby agrees that it will not, prior to the date that is one year and one day (or, if longer,  the applicable  preference  period)  after all  Certificates  (as such term is  defined  in the  Pooling  and  Servicing
Agreement)  issued by Party B pursuant to the Pooling and  Servicing  Agreement  have been paid in full,  acquiesce, petition or otherwise  invoke or cause Party B to invoke the process of any court or governmental  authority for the purpose of  commencing or  sustaining a case against  Party B under any federal or state  bankruptcy,  insolvency or similar law or for the purpose of appointing a receiver, liquidator,  assignee, trustee, custodian,  sequestrator or other  similar  official  for Party B or any  substantial  part of the  property  of Party B, or for the  purpose of ordering  the winding up or  liquidation  of the  affairs of Party B.  Nothing  herein  shall  prevent  Party A from participating  in any  such  proceeding  once  commenced.  This  provision  shall  remain  effective  following  the scheduled or early termination of this Transaction.

(m)      It is expressly  understood  and agreed by the parties  hereto that (i) this  confirmation  is executed and delivered  by  DEUTSCHE  BANK  TRUST  COMPANY  AMERICAS,  not  individually  or  personally  but  solely as  trustee
("Trustee"),  (ii) each of the  representations,  undertakings and agreements  herein made on the part of Party B is made and intended not as personal  representations,  undertakings and agreements by Trustee but is made and intended for the  purpose of binding  only Party B, (iii)  nothing  herein  contained  shall be  construed  as  creating  any liability on Trustee,  individually  or personally,  to perform any covenant either  expressed or implied  contained herein,  all such  liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph shall relieve Trustee from performing its duties and  obligations  under the Pooling and Servicing  Agreement in accordance  with the standard of care set forth therein,  and (iv) under no circumstances  shall Trustee be personally liable for the breach or failure of any obligation,  representation,  warranty or covenant  made or  undertaken  by Party B hereunder  or any other  related documents.

(n)      Severability.  If any term,  provision,  covenant,  or  condition  of this Form  Master  Agreement,  or the application  thereof to any party or  circumstance,  shall be held to be invalid  or  unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and conditions  hereof shall continue in full force and effect as if this Form  Master  Agreement  had been  executed  with the invalid or  unenforceable  portion eliminated,  so long as this Form Master  Agreement as so modified  continues to express,  without  material change, the original  intentions of the parties as to the subject  matter of this Form Master  Agreement and the deletion of such portion of this Form Master  Agreement will not  substantially  impair the respective  benefits or expectations of the parties.

         The parties shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant or condition with a valid or enforceable  term,  provision,  covenant or condition,  the economic  effect of which  comes as close as  possible  to that of the  invalid or  unenforceable  term,  provision, covenant or condition.

(o)      Section  3 of the Form  Master  Agreement  is  hereby  amended  by adding  at the end  thereof  the  following subsection (g):

         "(g)     Relationship Between Parties.

                           Each party  represents  to the other  party on each date when it enters  into a  Transaction that:--

                  (1)  Nonreliance.  (i) It is not  relying  on any  statement  or  representation  of the other  party regarding  the  Transaction  (whether  written or oral),  other than the  representations  expressly  made in this Form
Master  Agreement or the  Confirmation  in respect of that  Transaction  and (ii) it has consulted  with its own legal, regulatory,  tax, business,  investment,  financial and accounting advisors to the extent it has deemed necessary,  and it has made its own  investment,  hedging and trading  decisions  based upon its own  judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding.

                  (i) It has the  capacity to evaluate  (internally  or through  independent  professional  advice) the
Transaction  and has made its own  decision  subject to Section  6(n) of this Form Master  Agreement  to enter into the
Transaction; and

                  (ii) It understands  the terms,  conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose.  It is entering  into the  Transaction  for the purposes of managing its  borrowings  or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of  Parties.  The other  party is not acting as an agent,  fiduciary  or advisor for it in respect of the Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this
Confirmation and returning it to us.
                                           Very truly yours,
                                           Wachovia Bank, N.A.

                                           By:/s/ Kim V. Farr
                                           Name:   Kim V. Fasl
                                           Title:     Director

Accepted and Confirmed as of date first
written above:
RALI Series 2006-QS7 Trust, acting through
Deutsche Bank Trust Company Americas, not
in its individual capacity but solely in
its capacity as Trustee for the benefit of
the RALI Series 2006-QS7 Trust

By:/s/ Karlene Benvenuto
Name:  Karlene Benvenuto
Title:    Authorized Signer

                                               ATTACHMENT I
                                Amortization Schedule for 1486604, 1486606
                CALCULATION PERIOD                    USD NOTIONAL AMOUNT            USD NOTIONAL REDUCTION
      (from and including, to but excluding)                                             (at end of period)
29 Jun 06            to        25 Jul 06                   193,750,000.00                      3,320,565.00
25 Jul 06            to        25 Aug 06                   190,429,435.00                      3,750,843.00
25 Aug 06            to        25 Sep 06                   186,678,592.00                      4,175,662.00
25 Sep 06            to        25 Oct 06                   182,502,930.00                      4,594,598.00
25 Oct 06            to        25 Nov 06                   177,908,332.00                      5,006,589.00
25 Nov 06            to        25 Dec 06                   172,901,743.00                      5,410,590.00
25 Dec 06            to        25 Jan 07                   167,491,153.00                      5,805,562.00
25 Jan 07            to        25 Feb 07                   161,685,591.00                      6,175,549.00
25 Feb 07            to        25 Mar 07                   155,510,042.00                      6,535,055.00
25 Mar 07            to        25 Apr 07                   148,974,987.00                      6,880,924.00
25 Apr 07            to        25 May 07                   142,094,063.00                      7,016,133.00
25 May 07            to        25 Jun 07                   135,077,930.00                      5,102,927.00
25 Jun 07            to        25 Jul 07                   129,975,003.00                      5,003,648.00
25 Jul 07            to        25 Aug 07                   124,971,355.00                      4,905,775.00
25 Aug 07            to        25 Sep 07                   120,065,580.00                      4,809,289.00
25 Sep 07            to        25 Oct 07                   115,256,291.00                      4,714,170.00
25 Oct 07            to        25 Nov 07                   110,542,121.00                      4,620,399.00
25 Nov 07            to        25 Dec 07                   105,921,722.00                      4,527,958.00
25 Dec 07            to        25 Jan 08                   101,393,764.00                      4,436,825.00
25 Jan 08            to        25 Feb 08                    96,956,939.00                      4,346,985.00
25 Feb 08            to        25 Mar 08                    92,609,954.00                      4,258,417.00
25 Mar 08            to        25 Apr 08                    88,351,537.00                      4,171,105.00
25 Apr 08            to        25 May 08                    84,180,432.00                      4,085,031.00
25 May 08            to        25 Jun 08                    80,095,401.00                      4,000,177.00
25 Jun 08            to        25 Jul 08                    76,095,224.00                      3,916,524.00
25 Jul 08            to        25 Aug 08                    72,178,700.00                      3,834,059.00
25 Aug 08            to        25 Sep 08                    68,344,641.00                      3,752,762.00
25 Sep 08            to        25 Oct 08                    64,591,879.00                      3,672,617.00
25 Oct 08            to        25 Nov 08                    60,919,262.00                      3,593,608.00
25 Nov 08            to        25 Dec 08                    57,325,654.00                      3,515,720.00
25 Dec 08            to        25 Jan 09                    53,809,934.00                      3,438,936.00
25 Jan 09            to        25 Feb 09                    50,370,998.00                      3,363,241.00
25 Feb 09            to        25 Mar 09                    47,007,757.00                      3,288,618.00
25 Mar 09            to        25 Apr 09                    43,719,139.00                      3,215,054.00
25 Apr 09            to        25 May 09                    40,504,085.00                      3,142,532.00
25 May 09            to        25 Jun 09                    37,361,553.00                      3,071,040.00
25 Jun 09            to        25 Jul 09                    34,290,513.00                      3,000,560.00
25 Jul 09            to        25 Aug 09                    31,289,953.00                      2,931,080.00
25 Aug 09            to        25 Sep 09                    28,358,873.00                      2,862,586.00
25 Sep 09            to        25 Oct 09                    25,496,287.00                      2,795,063.00
25 Oct 09            to        25 Nov 09                    22,701,224.00                      2,728,497.00
25 Nov 09            to        25 Dec 09                    19,972,727.00                      2,662,875.00
25 Dec 09            to        25 Jan 10                    17,309,852.00                      2,598,184.00
25 Jan 10            to        25 Feb 10                    14,711,668.00                      2,534,410.00
                CALCULATION PERIOD                     USD NOTIONAL AMOUNT           USD NOTIONAL REDUCTION
      (from and including, to but excluding)                                             (at end of period)
25 Feb 10            to        25 Mar 10                     12,177,258.00                     2,471,542.00
25 Mar 10            to        25 Apr 10                      9,705,716.00                     2,409,564.00
25 Apr 10            to        25 May 10                      7,296,152.00                     2,348,465.00
25 May 10            to        25 Jun 10                      4,947,687.00                     2,288,233.00
25 Jun 10            to        25 Jul 10                      2,659,454.00                     2,228,856.00
25 Jul 10            to        25 Aug 10                        430,598.00                       430,598.00